UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2023

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

    The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom
(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual general meeting of shareholders on May 12, 2023. There were 165,666,982 ordinary shares issued and outstanding at the close of business on March 17, 2023 and entitled to vote at the annual general meeting. A total of 150,563,705 ordinary shares (90.88%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Elect Director Nominees
To elect ten director nominees for one-year terms expiring on completion of the 2024 annual general meeting of shareholders. Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Absentions	Broker Non-Votes
Sherry A. Aaholm	138,928,552	1,628,264	173,262	9,833,627
Jerry W. Burris	139,991,226	568,877	169,975	9,833,627
Susan M. Cameron	140,094,232	417,078	218,768	9,833,627
Michael L. Ducker	139,710,327	845,408	174,343	9,833,627
Randall J. Hogan	140,178,481	382,057	169,540	9,833,627
Danita K. Ostling	140,378,501	185,121	166,456	9,833,627
Nicola Palmer	140,383,597	180,785	165,696	9,833,627
Herbert K. Parker	138,880,168	1,682,217	167,693	9,833,627
Greg Scheu	140,373,853	185,187	171,038	9,833,627
Beth A. Wozniak	135,622,981	4,783,385	323,712	9,833,627

Proposal 2. — Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers
To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved, by non-binding advisory vote, by shareholders as follows:

Votes For	Votes Against	Absentions	Broker Non-Votes
134,422,007	5,916,054	392,017	9,833,627

Proposal 3. — Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor of nVent Electric plc and Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration
To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2023 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor’s remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
150,077,637	300,380	185,688

Proposal 4. — Authorize the Board of Directors to Allot and Issue New Shares Under Irish Law
To authorize the Board of Directors to allot and issue new shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
148,699,073	1,554,046	310,586

Proposal 5. — Authorize the Board of Directors to Opt Out of Statutory Preemption Rights Under Irish Law
To authorize the Board of Directors to opt out of statutory preemption rights under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
142,694,718	7,491,485	377,502

Proposal 6. — Authorize the Price Range at Which nVent Electric plc Can Re-allot Shares It Holds as Treasury Shares Under Irish Law
To authorize the price range at which the Company can re-allot shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Absentions
149,343,214	808,645	411,846

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 12, 2023.

nVent Electric plc
Registrant

By:	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and Secretary